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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MICROMUSE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                                       94-3288385

              (STATE OF                                   (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)




         139 Townsend Street
      San Francisco, California                                 94107

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


SECURITIES ACT REGISTRATION STATEMENT                      333-42177
  FILE NUMBER TO WHICH THIS FORM RELATES:
                                                        (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO
 SECTION 12(B) OF THE ACT:

         TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED

           Not Applicable                            Not Applicable



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          COMMON STOCK, $.01 PAR VALUE

                                (TITLE OF CLASS)


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ITEM 1.        Description of Registrant's Securities to be Registered.

               Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-42177).

ITEM 2         Exhibits.


               EXHIBIT
               NUMBER        DESCRIPTION
               1.1           Specimen of Common Stock Certificate --
                             incorporated herein by reference to Exhibit 4.2 to
                             the Company's Registration Statement on Form S-1
                             (File No. 333-42177).

               2.1 Certificate of Incorporation of Registrant -- incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1
                             (File No. 333-42177).

               2.2           Form of Restated Certificate of Incorporation of
                             Registration to be filed upon the closing of the Registrant's initial public offering -- incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1
                             (File No. 333-42177).

               2.3 Bylaws of Registrant -- incorporated herein by reference to Exhibit 3.3 to the Company's
                             Registration Statement on Form S-1
                             (File No. 333-42177).

               2.4 Form of Amended and Restated Bylaws of Registrant to be effective upon the closing of the Registrant's initial public offering -- incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1
                             (File No. 333-42177).



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                                    SIGNATURE



               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                     MICROMUSE INC.




Date: February 12, 1998                 By:    /s/ Christopher J. Dawes
   -------------------------------      -------------------------------------
                                        Christopher J. Dawes,
                                        President and Chief Executive Officer






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